UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: February 2, 2010
DOLE FOOD COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Dole Drive
Westlake Village, California 91362
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (818) 879-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events

Item 8.01.	Other Events
On February 2, 2010, Dole Food Company, Inc. issued a press release: (1) announcing the launch of amendments to its senior secured credit facilities that Dole expects will reduce its interest expense, extend its maturities and provide for the redemption of the remaining $70 million principal amount of its senior notes due 2011; and (2) concerning its results for fiscal year 2009. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Section 9. Financial Statement and Exhibits

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits:
99.1	Press release concerning launch of amendments to senior secured credit facilities and results for fiscal year 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

February 2, 2010	Dole Food Company, Inc. Registrant
	By:	/s/ JOSEPH S. TESORIERO
Joseph S. Tesoriero
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1*	Press release concerning launch of amendments to senior secured credit facilities and results for fiscal year 2009.

*	Filed herewith

4